UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2006

                             CHEVIOT FINANCIAL CORP.
                             ------------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                    0-50529                   56-2423750
-----------------------------      ----------------          -------------------
(State or Other Jurisdiction)     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                                  45211
------------------------------------                              ------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------



                                 Not Applicable
                                 -------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
            -------------

On September 13, 2006, the Board of Directors of Cheviot Financial Corp. authorized the Company to undertake a stock repurchase program providing for the repurchase of up to 471,140 shares.


Item 9.01  Financial Statements and Exhibits
           --------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

     The following Exhibit is attached as part of this report:


     99.1 Press release of dated September 13, 2006, announcing Cheviot Financial Corp. addition to repurchase program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     CHEVIOT FINANCIAL CORP.



DATE: September 13, 2006                    By:      /s/ Scott T. Smith
                                                     ------------------
                                                     Scott T. Smith
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit No.                Description
  ----------                 ------------

     Press release of dated September 13, 2006, announcing Cheviot Financial Corp. addition to repurchase program.